Exhibit 99.2

November 4, 2019 Continued Expansion into Colorado Grand Mountain Bancshares, Inc. Holding Company for

2 Forward Looking Statements When used in this presentation and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "may," "believe," "will," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "potential," or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . You are cautioned not to place undue reliance on any forward - looking statement, which speak only as of the date made . These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information . By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . Statements about the expected timing, completion and effects of the proposed merger and all other statements in this presentation other than historical facts constitute forward - looking statements . Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following : expected revenues, cost savings, synergies and other benefits from the proposed merger of BayCom Corp (“BayCom” or “BCML”) and Grand Mountain Bancshares, Inc . (“GMB”) and BayCom’s recent acquisitions of TIG Bancorp and Uniti Financial Corporation might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected ; the requisite shareholder and regulatory approvals and other closing conditions for the proposed merger may be delayed or may not be obtained or the merger agreement may be terminated ; business disruption may occur following or in connection with the proposed merger ; BayCom’s or GMB's businesses may experience disruptions due to transaction - related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities ; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events ; the diversion of managements' attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise ; and future acquisitions by the Company of other depository institutions or lines of business . Additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in BayCom’s Annual Report Form 10 - K filed with the SEC for the year ended December 31 , 2018 and other documents subsequently filed by BayCom with the SEC . Consequently, no forward - looking statement can be guaranteed . Neither BayCom nor GMB undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Annualized , pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results .

3 Transaction Rationale Strategically Compelling Financially Attractive Low Risk □ Comprehensive due diligence process completed □ BCML has a successful track record completing and integrating mergers and acquisitions, including most recently, Uniti Financial Corporation and TIG Bancorp □ Attractive addition to Colorado market following the completion of TIG Bancorp acquisition □ Grand Mountain Bank is the market leading community bank in Grand County, CO with 26.4% deposit market share □ Desirable, low cost, core deposit base - $117M at a cost of 39 bps for 3Q 2019 with 24.2% in non - interest bearing accounts □ Complimentary business mix with healthy loan yields – 5.10% for 3Q 2019 □ Immediate and meaningful accretion to earnings – 6%, excluding merger costs, in 2020 and 7.4% in 2021 □ Low tangible book value dilution; earn back approximately 2.7 years □ Pricing multiples compare favorably with other recent transactions □ Robust internal rate of return – greater than 25% □ Accretive to BCML’s low costs deposit base

4 □ Balance Sheet: ▪ Assets: $ 130.6 million ▪ Loans: $85.6 million ▪ Deposits: $117.4 million □ Capital Ratios: ▪ TE/TA: 8.42% ▪ Leverage Ratio - Bank: 8.99% ▪ Total Capital Ratio - Bank: 17.09% □ Asset Quality: ▪ NPAs/Assets (ex. TDRs): 0.25% ▪ Reserves/Loans: 1.36% □ Profitability - Bank: ▪ ROAA: 0.60% ▪ ROAE: 6.18% ▪ Net interest margin: 3.95% 1) Financial data for last twelve months ended September 30, 2019 Source: S&P Global Market Intelligence Corporate Overview – Grand Mountain Bancshares, Inc. Overview Branch Map Financial Highlights 1 Grand Mountain Bancshares, Inc . is the holding company for Grand Mountain Bank, FSB – a community bank committed to providing quality, personal service to individuals and businesses in its community . Grand Mountain Bank, FSB has four convenient full service locations across Grand County, Colorado and a loan production office in Summit County, Colorado . Branch Locations LPO Locations

5 Transaction Terms Aggregate Deal Value 1 Termination Fee Anticipated Closing □ Q1 2020 □ $13.9 million □ Price/LTM EPS: 23.3x □ Price/2019 Est. EPS : 23.8x Purchase Price Consideration Mix P/TBV Required Approvals □ $3.40 per share □ 100% Cash □ $500 thousand □ Customary regulatory approvals and GMB shareholder approval 1) Based on 4,084,186 common shares of GMB outstanding P/E □ 126.2%

6 Key Transaction Assumptions Estimated Cost Savings Capital Contingency: □ 3 5% □ None modeled Purchase Accounting Marks Core Deposit Intangible Revenue Synergies: □ $1.2 million loan mark, approximately 1.4% □ $1.5 million, 1.50% on non - maturity deposits □ None

Pro Forma Loan Portfolio

United Business Bank[1]


Consr & Other
3.6%
C&D
3.5%
1-4 Fam
10.6%
HELOC
1.6%
C&I
11.7%
Multifam
9.2%
OwnOcc CRE
27.5%
Other CRE
32.3%

Loan Type	Composition ($000)	% of Total
Constr & Dev	47,869	3.5%
1-4 Family Residential	146,322	10.6%
Home Equity	22,393	1.6%
Owner - Occ CRE	378,527	27.5%
Other CRE	445,366	32.3%
Multifamily	126,452	9.2%
Commercial & Industrial	160,477	11.7%
Consr & Other	49,379	3.6%
Total Loans	$1,376,785	100.0%

MRQ Yield on Loans: 5.90%

Grand Mountain Bank, FSB


Consr & Other
5.0%
C&I
5.7%
C&D
10.1%
Other CRE
8.5%
OwnOcc CRE
16.5%
HELOC
2.3%
1-4 Fam
52.0%

Loan Type	Composition ($000)	% of Total
Constr & Dev	8,622	10.1%
1-4 Family Residential	44,497	52.0%
Home Equity	1,927	2.3%
Owner - Occ CRE	14,115	16.5%
Other CRE	7,287	8.5%
Multifamily	-	0.0%
Commercial & Industrial	4,849	5.7%
Consr & Other	4,302	5.0%
Total Loans	$85,599	100.0%

MRQ Yield on Loans: 5.10%

Pro Forma


Consr & Other
3.7%
C&D
3.9%
C&I
11.3%
1-4 Fam
13.0%
HELOC
1.7%
Multifam
8.6%
OwnOcc CRE
26.8%
Other CRE
31.0%

Loan Type	Composition ($000)	% of Total
Constr & Dev	56,491	3.9%
1-4 Family Residential	190,819	13.0%
Home Equity	24,320	1.7%
Owner - Occ CRE	392,642	26.8%
Other CRE	452,653	31.0%
Multifamily	126,452	8.6%
Commercial & Industrial	165,326	11.3%
Consr & Other	53,681	3.7%
Total Loans	$1,462,384	100.0%

MRQ Yield on Loans: 5.85%

1) Includes combination with First State Bank of Colorado, which was acquired on October 21, 2019
Bank level regulatory data shown; does not include purchase accounting adjustments; as of September 30, 2019
Source: Regulatory call reports, S&P Global Market Intelligence

7

Pro Forma Deposit Composition

United Business Bank[1]


Time Deposits < $100k 3.4%
Time Deposits > $100k 17.0%
MMDA & Sav 30.7%
NOW Accts 13.6%
Non Int. Bearing 35.3%

	Composition	
Deposit Type	($000)	% of Total
Non Interest Bearing	603,166	35.3%
NOW & Other Trans	231,860	13.6%
MMDA & Sav	523,235	30.7%
Time Deposits < $100k	58,177	3.4%
Time Deposits > $100k	290,654	17.0%
Total Deposits	$1,707,092	100.0%

MRQ Cost of Deposits: 0.46%
Loans / Deposits: 80.65%

Grand Mountain Bank, FSB


Time Deposits < $100k 4.6%
Time Deposits > $100k 3.4%
MMDA & Sav 30.8%
Non Int. Bearing 24.2%
NOW Accts 36.9%

	Composition	
Deposit Type	($000)	% of Total
Non Interest Bearing	28,611	24.2%
NOW & Other Trans	43,608	36.9%
MMDA & Sav	36,417	30.8%
Time Deposits < $100k	5,399	4.6%
Time Deposits > $100k	4,037	3.4%
Total Deposits	$118,072	100.0%

MRQ Cost of Deposits: 0.39%
Loans / Deposits: 72.50%

Pro Forma


Time Deposits < $100k 3.5%
Time Deposits > $100k 16.1%
MMDA & Sav 30.7%
NOW Accts 15.1%
Non Int. Bearing 34.6%

	Composition	
Deposit Type	($000)	% of Total
Non Interest Bearing	631,777	34.6%
NOW & Other Trans	275,468	15.1%
MMDA & Sav	559,652	30.7%
Time Deposits < $100k	63,576	3.5%
Time Deposits > $100k	294,691	16.1%
Total Deposits	$1,825,164	100.0%

MRQ Cost of Deposits: 0.46%
Loans / Deposits: 80.12%

1) Includes combination with First State Bank of Colorado, which was acquired on October 21, 2019
Bank level regulatory data shown; does not include purchase accounting adjustments; as of September 30, 2019
Source: Regulatory call reports, S&P Global Market Intelligence

8

Grand Mountain Bank, FSB Financial Overview

In $000s except for per share data	For the Twelve Months Ended			Quarters Ended			
	12/31/16	12/31/17	12/31/18	12/31/18	3/31/19	6/30/19	9/30/19
Balance Sheet							
Total Assets	$100,948	$109,083	$113,938	$113,938	$117,878	$122,258	$130,591
Total Loans	$61,338	$66,120	$76,715	$76,715	$80,786	$85,060	$85,599
Total Deposits	$92,816	$93,524	$100,449	$100,449	$105,896	$110,028	$118,073
Loans/Deposits	66.09%	70.70%	76.37%	76.37%	76.29%	77.31%	72.50%
Capital							
Common Equity	$7,861	$10,223	$11,427	$11,427	$11,698	$11,930	$12,182
Tangible Equity	$7,861	$10,223	$11,427	$11,427	$11,698	$11,930	$12,182
Total Equity/Assets	7.79%	9.37%	10.03%	10.03%	9.92%	9.76%	9.33%
Tang. Common Equity/ Tang. Assets	7.79%	9.37%	10.03%	10.03%	9.92%	9.76%	9.33%
Risked Based Capital	16.73%	19.66%	18.21%	18.21%	17.32%	17.08%	17.09%
Tier 1 Capital	15.48%	18.40%	16.95%	16.95%	16.07%	15.82%	15.84%
Leverage Ratio	7.92%	9.56%	9.33%	9.33%	9.55%	9.40%	8.99%
Profitability Measures							
Net Interest Margin	3.80%	3.63%	3.77%	3.80%	4.01%	3.99%	3.98%
Non Interest Income/Avg. Assets	0.48%	0.48%	0.39%	0.40%	0.35%	0.49%	0.52%
Non Interest Expense/Avg. Assets	3.89%	3.42%	3.42%	3.44%	3.45%	3.41%	3.27%
Efficiency Ratio	98.23%	87.97%	85.84%	84.69%	83.64%	79.75%	76.45%
ROAA	0.72%	0.91%	1.32%	0.45%	0.51%	0.68%	0.76%
ROAE	9.31%	10.73%	13.43%	4.60%	5.05%	6.84%	8.10%
Net Income	$701	$945	$1,468	$131	$146	$202	$244
Asset Quality							
NPAs/Assets	1.42%	0.84%	0.69%	0.69%	0.49%	0.47%	0.43%
NPAs (excl TDRs)/Assets	0.75%	0.48%	0.47%	0.47%	0.28%	0.27%	0.25%
NCOs/Avg Loans	-0.61%	-0.15%	-0.12%	-0.04%	-0.04%	-0.04%	-0.06%
Reserves/Loans	1.55%	1.58%	1.48%	1.48%	1.41%	1.35%	1.36%
Reserves/NPAs	66.27%	113.26%	144.76%	144.76%	198.09%	201.23%	205.67%

Source: S&P Global Market Intelligence

BAYCOM CORP
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GRAND MOUNTAIN BANK